Investor Presentation

Q2 2022

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF TERMS

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 – Fourth Quarter of 2021
- Q1-22 or Q1 2022 – First Quarter of 2022
- Q2-22 or Q2 2022 – Second Quarter of 2022
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

COMPANY PROFILE

Q2 2022 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$79.8 million (as of 6/30/2022)
Price / TBV[1]	123.5% (as of 6/30/2022)
Assets	$860.8 Million
Loans, net	$537.6 Million
Deposits	$784.6 Million
Shareholders' Equity	$64.6 Million
NPAs [2]/ Assets	0.04%
Leverage Ratio (Company)	8.16%
Leverage Ratio (Bank)	8.61%
Shares Outstanding	3,155,308
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets

Data as of 6/30/2022

Investment Considerations

Financial	✓ History of profitable operations, driven by strong organic loan and core deposit growth ✓ Continued emphasis on expense management and improved operating efficiency ✓ Quarterly revenue per share Q2 2022 (ex-mortgage banking & PPP) up 33.1% over Q2 2021
Credit Quality	✓ Corporate-banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs of 0.04% at 6/30/2022[1]
Capital and Liquidity	✓ Tier 1 Leverage of 8.61% (Bank) ✓ Tangible book value per share of $20.48 ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1] Source: internal company documents as of 6/30/2022

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 52 | 25 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 55 | 39 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 41 | 20 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 65 | 42 years banking experience and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 40 | 18 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 42 | 18 years banking and lending experience

Company Personnel

- ✓ **Employees, Management and Director Ownership: 23.7%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 32.0%**
- ✓ **Average Age**
  - Entire Team[1] 39.8
  - Executive Officers 49.2
  - All Officers 45.6

[1] 100.0 FTEs

Data as of 6/30/2022

CORPORATE CULTURE

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.



PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021, 2022
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
49 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine
2018, 2020, 2021

American Banker 2021 Best Banks to Work For

Annually since 2015

Net Interest Drivers

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



1.74%
1.74%
1.64%
1.83%
2.22%
$63.3
$67.1
$73.8
$108.1
$142.2
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

Average Loan Yield



4.47%
4.46%
4.45%
4.33%
4.44%
$415.9
$449.0
$475.0
$474.6
$536.5
Q2-21 Adjusted(1)
Q3-21 Adjusted(1)
Q4-21 Adjusted(1)
Q1-22 Adjusted(1)
Q2-22 Adjusted(1)

Net Loans (Adjusted)(1)

(1) See Non-GAAP Reconciliation on Page 30

Excludes PPP Loans

Average Cost of Interest-Bearing Liabilities



0.44%
0.43%
0.38%
0.30%
0.31%
$486.8
$501.4
$557.2
$585.9
$578.0
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

Average Cost of Funds



0.31%
0.30%
0.27%
0.22%
0.23%
$199.7
$220.0
$206.0
$210.7
$486.8
$501.4
$557.2
$585.9
$578.0
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

BUILDING FRANCHISE VALUE

Total Assets (in millions)



CAGR – 24.8%
$347
$402
$501
$647
$841
$861
2017
2018
2019
2020
2021
Q2-22

Net Loans (in millions)



CAGR – 17.4%
$250
$290
$338
$410
$475
$537
2017
2018
2019
2020 Adjusted(1)
2021 Adjusted(1)
Q2-22 Adjusted(1)

Net Loans

Net Loans (Adjusted)[1]

(1) See Non-GAAP Reconciliation on Page 30 and 32

Excludes PPP Loans

Total Deposits (in millions)



CAGR – 26.5%
$298
$349
$438
$581
$763
$785
2017
2018
2019
2020
2021
Q2-22

Average Cost of Total Deposits (percent)



0.41
0.70
0.89
0.57
0.30
0.21
2017
2018
2019
2020
2021
Q2-22

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING SHAREHOLDER VALUE

Total Common Equity (in millions)



CAGR – 9.3%
$47
$51
$56
$60
$67
$65
2017
2018
2019
2020
2021
Q2-22

Net income (in thousands)



$2,817
$4,042
$3,542
$4,458
$8,347
$2,262
$1,967
2017
2018
2019
2020
2021
Q2-21
Q2-22

Book Value Per Share



CAGR – 9.2%
$15.06
$16.19
$17.51
$19.32
$21.42
$20.48
2017
2018
2019
2020
2021
Q2-22

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$2.67
$0.72
$0.62
2017
2018
2019
2020
2021
Q2-21
Q2-22

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)


$2,794
$2,763
$2,262
$2,597
$3,264
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)


$0.89
$0.88
$0.72
$0.82
$1.02
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

PTPP Return on Average Assets (Non-GAAP) %


1.53
1.43
1.10
1.22
1.50
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

PTPP Return On Average Equity (Non-GAAP) %


17.79
17.10
13.05
14.72
20.12
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 29.

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)


$4,808
$5,853
$5,765
$8,603
$10,760
2017
2018
2019
2020
2021

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)


$1.77
$1.87
$1.82
$2.74
$3.42
2017
2018
2019
2020
2021

PTPP Return on Average Assets (Non-GAAP) %


1.45
1.54
1.26
1.45
1.43
2017
2018
2019
2020
2021

PTPP Return On Average Equity (Non-GAAP) %


12.24
12.21
10.84
14.99
16.51
2017
2018
2019
2020
2021

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 31.

Revenue Growth Per Share

(per share data based on quarterly revenues and period end common shares outstanding)

Quarterly Revenue Per Share (Unadjusted)



$2.10
$2.17
$2.15
$2.16
$2.41
14.1%
12.4%
5.4%
-0.5%
14.8%
2Q21
3Q21
4Q21
1Q22
2Q22
Qrtly Rev PS - Unadjusted
Qrtly Rev Per Shr Growth Y/Y

Quarterly Revenue Per Share (Ex-PPP)



$1.82
$1.90
$1.97
$2.00
$2.33
28.0%
2Q21
3Q21
4Q21
1Q22
2Q22
Qrtly Rev PS - Ex PPP
Qrtly Rev Per Shr Growth Y/Y

Quarterly Revenue Per Share (Ex-Mortgage Banking)



$2.00
$2.07
$2.09
$2.11
$2.36
13.0%
11.3%
6.6%
1.9%
2Q21
3Q21
4Q21
1Q22
2Q22
Qrtly Rev PS - Ex MB
Qrtly Rev Per Shr Growth Y/Y

Quarterly Revenue Per Share (Ex-Mortgage Banking & PPP)



$1.72
$1.79
$1.91
$1.95
$2.29
4.2%
5.9%
12.4%
12.1%
33.1%
2Q21
3Q21
4Q21
1Q22
2Q22
Qrtly Rev PS - Ex MB & PPP
Qrtly Rev Per Shr Growth Y/Y

Source: S&P Global and internal company documents. See Non-GAAP Reconciliation on Page 33.

DISCIPLINED CREDIT PROCESSES
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 6/30/2022

✓ Secured Legal Limit – Bank	$ 18,791
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 132,273

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Quarterly external third-party loan reviews

POLICY

- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**81,776**
Total Loans	**$**	**544,084**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	82,930	$	146,909	179.65 %	15.24 %
Multifamily		28,637		30,504	37.30 %	5.26 %
Nonfarm Nonresidential		168,916		172,043	210.38 %	31.05 %
Less: Improved Owner-Occupied CRE		(74,435)		(76,859)	(93.99) %	(13.68) %
Total - Bank	**$**	**206,048**	**$**	**272,597**	**333.35 %**	**37.88 %**

Source: internal company documents as of 6/30/2022

Loan Portfolio

Total Loans (in millions)

Totals as of 6/30 of respective year



$300
$442
$470
$538
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24%
42%
12%
20%
2%
24%
32%
9%
18%
15%
2%
29%
36%
9%
11%
14%
1%
33%
38%
13%
1%
14%
1%
June 30, 2019
June 30, 2020
June 30, 2021
June 30, 2022
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	179,976
Residential Real Estate and HELOC		208,769
Construction		71,382
Total Real Estate Mortgage		460,127
Commercial		74,973
PPP		1,023
Consumer and Other		7,961
Total Loans		544,084
Deferred Loan Costs, Net		93
Less: ALLL		(6,611)
Loans, Net	$	537,566

Source: internal company documents as of 6/30/2022

RESIDENTIAL LOAN PORTFOLIO

Total Residential Loans (in millions)

Totals as of 6/30 of respective year

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	116,768
1-4 Non-Owner-Occupied		60,374
Multifamily		31,627
Total	$	208,769

Source: internal company documents as of 6/30/2022



$127
$142
$170
$209
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
58%
57%
54%
56%
28%
29%
29%
29%
14%
14%
17%
15%
June 30, 2019
June 30, 2020
June 30, 2021
June 30, 2022
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

CORE FUNDING

Total Deposits (in millions)

Totals as of 6/30 of respective year

✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits

Deposits (in thousands)

Noninterest-Bearing	$ 210,685
Money Market Accounts	333,220
NOW	164,723
Savings	37,416
Time Deposits	38,545
Total	**$ 784,589**

Source: internal company documents as of 6/30/2022



$390
$536
$683
$785
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
23%
45%
15%
3%
14%
27%
39%
19%
3%
12%
29%
41%
19%
4%
7%
27%
42%
21%
5%
5%
June 30, 2019
June 30, 2020
June 30, 2021
June 30, 2022
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Asset Quality

NPAs[1] / Total Assets (%)



1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.27
0.04
0.09
0.52
0.19
0.00
0.00
0.04
2016
2017
2018
2019
2020
2021
Q2-21
Q2-22

(1) NPA = Nonperforming Assets

Source: S&P Global and internal company documents. All financial data as of December 31 of the respective year unless otherwise noted.

Deposit Market Share

Institution	State	Type	2021 Rank	2020 Rank	2021 Total Market Share (%)	2020 Total Market Share (%)	YoY Deposit Growth 2021 (%)	5-Year Deposit CAGR 2021 (%)
Leon, FL								
Truist Bank	NC	Bank	1	1	24.46	24.21	24.92	6.20
Wells Fargo Bank NA	SD	Bank	2	2	18.70	15.72	47.05	23.44
Capital City Bank	FL	Bank	3	3	12.79	13.95	13.34	7.86
Bank of America NA	NC	Bank	4	4	12.42	13.22	16.18	10.37
Regions Bank	AL	Bank	5	5	7.19	6.66	33.57	11.21
Prime Meridian Bank	**FL**	**Bank**	**6**	**6**	**5.46**	**5.46**	**23.47**	**20.35**
Hancock Whitney Bank	LA	Bank	7	7	4.83	4.96	20.26	15.68
The First Bank	MS	Bank	8	8	3.81	4.45	5.93	1.78
Synovus Bank	GA	Bank	9	9	3.57	4.43	(0.29)	5.89
Centennial Bank	AR	Bank	10	10	3.53	3.99	9.29	4.03
Ameris Bank	GA	Bank	11	11	1.01	1.30	(3.86)	26.97
Thomasville National Bank	GA	Bank	12	13	0.92	0.42	169.80	-
American Commerce Bank NA	GA	Bank	13	12	0.58	0.64	12.20	4.45
JPMorgan Chase Bank NA	OH	Bank	14	15	0.37	0.24	92.28	-
PeoplesSouth Bank	GA	Bank	15	14	0.33	0.35	17.94	(0.97)
MidSouth Bank	AL	Bank	16	-	0.03	-	-	-
Polk, FL								
Prime Meridian Bank	**FL**	**Bank**	**15**	**15**	**0.33**	**0.24**	**57.52**	**-**
Hamilton Bank NA	FL	Bank	-	-	-	-	-	-
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	59.76	66.53	(9.98)	28.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	**17.33**	**13.06**	**32.96**	**33.89**
Ameris Bank	GA	Bank	3	3	12.36	12.15	1.96	3.32
Capital City Bank	FL	Bank	4	4	10.54	8.26	27.95	14.52

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2021 and 2020 and other data in this table are pro forma for all acquisitions announced after June 30, 2021 and up to including the date of this table (January 25, 2022).

Appendix | TABLES

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	2Q'22	1Q'22	4Q'21	3Q'21	2Q'21
Per Share Data:					
Earnings per common share - Basic	$ 0.62	$ 0.71	$ 0.56	$ 0.67	$ 0.72
Earnings per common share - Diluted	$ 0.62	$ 0.71	$ 0.55	$ 0.67	$ 0.72
Book value per common share	$ 20.48	$ 20.87	$ 21.42	$ 20.99	$ 20.40
Common shares outstanding	3,155,308	3,150,261	3,129,046	3,127,730	3,126,474
Weighted-average basic common shares outstanding	3,151,760	3,138,695	3,128,831	3,127,524	3,126,197
Weighted-average diluted common shares outstanding	3,189,319	3,174,697	3,162,746	3,145,017	3,139,179
Selected Performance Ratios and Other Data:					
Return on average assets[1]	0.90%	1.05%	0.85%	1.09%	1.24%
Return on average equity[1]	12.13	12.70	10.11	12.99	14.40
Average yield on earning assets	3.43	3.09	3.11	3.34	3.40
Net interest margin[2]	3.21	2.88	2.85	3.06	3.11
Efficiency ratio[3]	54.32	59.28	63.83	55.90	53.99
Noninterest expense/average assets[1]	1.79	1.77	1.93	1.82	1.79
Asset Quality Data:					
Nonaccrual loans	$ 349	$ -	$ -	$ -	$ -
Loans 90 days past due + other real estate owned	-	-	-	-	-
Total nonperforming assets	349	-	-	-	-
Nonperforming assets/total assets	0.04%	-	-	-	-
Loans 30-89 days past due	$ 1,597	$ 1,546	$ 1,121	$ 526	$ 1,022
Total loans	544,084	485,573	496,873	483,634	478,138
Loans 30-89 days past due/total loans	0.29%	0.32%	0.23%	0.11%	0.21%
Net (recoveries) charge-offs/average loans [1]	-	(0.23)	-	-	0.01
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	8.16%	8.10%	8.12%	8.45%	8.61%
Tier 1 Leverage Capital Ratio (Bank)	8.61	8.56	8.53	8.82	9.01
Common Equity Tier 1 Capital Ratio (Bank)	12.61	13.60	12.72	13.30	13.87
Tier 1 Risk-Based Capital Ratio (Bank)	12.61	13.60	12.72	13.30	13.87
Total Risk-Based Capital Ratio (Bank)	13.72	14.70	13.80	14.45	15.11

(1) Annualized

(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized

(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
	Unaudited		Unaudited	
Interest income:				
Loans	$ 6,029	$ 5,632	$ 11,813	$ 11,437
Securities	737	262	1,122	511
Other	331	65	455	114
Total interest income	7,097	5,959	13,390	12,062
Interest expense:				
Deposits	415	500	818	1,037
Other borrowings	40	7	71	7
Total interest expense	455	507	889	1,044
Net interest income	6,642	5,452	12,501	11,018
Provision (credit) for loan losses	731	(185)	360	(185)
Net interest income after provision for loan losses	5,911	5,637	12,141	11,203
Noninterest income:				
Service charges and fees on deposit accounts	73	56	141	109
Debit card/ATM revenue, net	143	124	272	233
Mortgage banking revenue, net	139	332	304	633
Income from bank-owned life insurance	94	67	189	130
Gain on sale of securities available for sale	-	-	-	108
Other income	55	41	116	79
Total noninterest income	504	620	1,022	1,292
Noninterest expense:				
Salaries and employee benefits	2,238	1,805	4,398	3,657
Occupancy and equipment	396	378	804	764
Professional fees	130	120	276	250
Marketing	213	199	380	339
FDIC assessment	84	49	208	119
Software maintenance, amortization and other	285	251	527	501
Other	536	476	1,069	945
Total noninterest expense	3,882	3,278	7,662	6,575
Earnings before income taxes	2,533	2,979	5,501	5,920
Income taxes	566	717	1,293	1,424
Net earnings	$ 1,967	$ 2,262	$ 4,208	$ 4,496
Earnings per common share:				
Basic	$ 0.62	$ 0.72	$ 1.34	$ 1.44
Diluted	0.62	0.72	1.32	1.44
Cash dividends per common share[1]	-	-	0.18	0.14

(1) Annual cash dividends were paid during the first quarters of 2021 and 2022.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	1Q'22	4Q'21	3Q'21	2Q'21	1Q'21
Interest income:					
Loans	$ 5,784	$ 5,794	$ 5,819	$ 5,632	$ 5,805
Securities	385	292	283	262	249
Other	124	76	78	65	49
Total interest income	6,293	6,162	6,180	5,959	6,103
Interest expense:					
Deposits	403	483	502	500	537
Other borrowings	31	26	25	7	-
Total interest expense	434	509	527	507	537
Net interest income	5,859	5,653	5,653	5,452	5,566
Provision (credit) for loan losses	(371)	81	-	(185)	-
Net interest income after provision for loan losses	6,230	5,572	5,653	5,637	5,566
Noninterest income:					
Service charges and fees on deposit accounts	68	75	61	56	53
Debit card/ATM revenue, net	129	129	108	124	109
Mortgage banking revenue, net	165	216	325	332	301
Income from bank-owned life insurance	95	69	73	67	63
Gain on sale of debt securities available for sale	-	-	-	-	108
Other income	61	112	46	41	38
Total noninterest income	518	601	613	620	672
Noninterest expense:					
Salaries and employee benefits	2,160	2,408	2,028	1,805	1,852
Occupancy and equipment	408	402	380	378	386
Professional fees	146	130	103	120	130
Marketing	167	171	197	199	140
FDIC assessment	124	119	78	49	70
Software maintenance, amortization and other	242	237	237	251	250
Other	533	525	480	476	469
Total noninterest expense	3,780	3,992	3,503	3,278	3,297
Earnings before income taxes	2,968	2,181	2,763	2,979	2,941
Income taxes	727	429	664	717	707
Net earnings	$ 2,241	$ 1,752	$ 2,099	$ 2,262	$ 2,234
Basic earnings per common share	$ 0.71	$ 0.56	$ 0.67	$ 0.72	$ 0.72
Diluted earnings per common share	$ 0.71	$ 0.55	$ 0.67	$ 0.72	$ 0.71

Condensed Consolidated Balance Sheets

(in thousands)

	2Q'22 (Unaudited)	1Q'22 (Unaudited)	4Q'21 (Audited)	3Q'21 (Unaudited)	2Q'21 (Unaudited)
Assets					
Cash & cash equivalents	$ 134,122	$ 233,789	$ 233,473	$ 212,652	$ 181,599
Debt securities available for sale	133,382	101,868	73,763	67,124	63,306
Debt securities held to maturity	8,777	6,185	-	-	-
Loans, held for sale	10,725	11,241	11,768	10,976	13,736
Loans, net	537,566	479,526	490,198	476,513	470,488
Federal Home Loan Bank stock	463	463	366	366	366
Premises & equipment, net	8,228	7,905	7,962	8,018	8,159
Right of use lease asset	3,151	3,205	3,258	3,310	3,363
Accrued interest receivable	1,933	1,649	1,505	1,478	1,751
Bank-owned life insurance	16,342	16,248	16,153	12,085	12,012
Other assets	6,148	4,087	2,677	1,952	1,839
Total Assets	$ 860,837	$ 866,166	$ 841,123	$ 794,474	$ 756,619
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 210,685	$ 206,018	$ 209,351	$ 219,996	$ 199,662
Savings, NOW and money-market deposits	535,359	534,049	503,759	448,528	433,954
Time deposits	38,545	47,876	49,832	49,817	49,744
Total Deposits	784,589	787,943	762,942	718,341	683,360
Other borrowings	4,125	3,975	3,575	3,075	3,075
Official checks	776	1,625	1,141	1,168	965
Operating lease liability	3,303	3,350	3,397	3,443	3,489
Other liabilities	3,415	3,512	3,037	2,798	1,943
Total Liabilities	796,208	800,405	774,092	728,825	692,832
Total Stockholders' Equity	64,629	65,761	67,031	65,649	63,787
Total Liabilities and Stockholders' Equity	$ 860,837	$ 866,166	$ 841,123	$ 794,474	$ 756,619

Results of Operations (unaudited)

(dollars in thousands)

	2Q'22			1Q'22			2Q'21		
	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]	Average Balance	Interest and Dividends	Yield/ Rate[5]
Interest-earning assets:									
Loans[1]	$ 514,166	$ 5,912	4.60%	$ 489,263	$ 5,684	4.65%	$ 483,587	$ 5,505	4.55%
Loans held for sale	11,174	117	4.19	10,550	100	3.79	14,784	127	3.44
Debt securities	132,562	737	2.22	84,088	385	1.83	60,155	262	1.74
Other[2]	170,320	331	0.78	230,348	124	0.22	141,842	65	0.18
Total interest-earning assets	828,222	$ 7,097	3.43%	814,249	$ 6,293	3.09%	700,368	$ 5,959	3.40%
Noninterest-earning assets	41,391			38,599			31,313		
Total assets	$ 869,613			$ 852,848			$ 731,681		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 536,209	$ 357	0.27%	$ 517,506	$ 335	0.26%	$ 413,859	$ 410	0.40%
Time deposits	43,611	58	0.53	48,920	68	0.56	51,372	90	0.70
Total interest-bearing deposits	579,820	415	0.29	566,426	403	0.28	465,231	500	0.43
Other borrowings	4,034	40	3.97	3,717	31	3.34	802	7	3.49
Total interest-bearing liabilities	583,854	$ 455	0.31%	570,143	$ 434	0.30%	466,033	$ 507	0.44%
Noninterest-bearing deposits	213,521			208,793			196,726		
Noninterest-bearing liabilities	7,345			3,328			6,085		
Stockholders' equity	64,893			70,584			62,837		
Total liabilities and stockholders' equity	$ 869,613			$ 852,848			$ 731,681		
Net earning assets	$ 244,368			$ 244,106			$ 234,335		
Net interest income		$ 6,642			$ 5,859			$ 5,452	
Interest rate spread[3]			3.12%			2.79%			2.96%
Net interest margin[4]			3.21%			2.88%			3.11%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized

Results of Operations (unaudited)

(dollars in thousands)

(dollars in thousands)	For the Six Months Ended June 30, 2022 Average Balance	2022 Interest and Dividends	2022 Yield/ Rate(5)	2021 Average Balance	2021 Interest and Dividends	2021 Yield/ Rate(5)
Interest-earning assets:						
Loans(1)	$ 501,783	$ 11,596	4.62%	$ 483,586	$ 11,204	4.63%
Loans held for sale	10,864	217	3.99	14,081	233	3.31
Debt securities	108,459	1,122	2.07	59,893	511	1.71
Other(2)	200,167	455	0.45	115,888	114	0.20
Total interest-earning assets	821,273	$ 13,390	3.26%	673,448	$ 12,062	3.58%
Noninterest-earning assets	40,004			29,971		
Total assets	$ 861,277			$ 703,419		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 526,909	$ 693	0.26%	$ 396,541	$ 811	0.41%
Time deposits	46,251	125	0.54	52,906	226	0.85
Total interest-bearing deposits	573,160	818	0.29	449,447	1,037	0.46
Other borrowings	3,877	71	3.66	411	7	3.41
Total interest-bearing liabilities	577,037	$ 889	0.31%	449,858	$ 1,044	0.46%
Noninterest-bearing deposits	211,170			185,424		
Noninterest-bearing liabilities	7,202			6,361		
Stockholders' equity	65,868			61,776		
Total liabilities and stockholders' equity	$ 861,277			$ 703,419		
Net earning assets	$ 244,236			$ 223,590		
Net interest income		$ 12,501			$ 11,018	
Interest rate spread (3)			2.95%			3.12%
Net interest margin(4)			3.04%			3.27%

(1) Includes nonaccrual loans

(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities

(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized

(5) Annualized

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'22	1Q'22	4Q'21	3Q'21	2Q'21
Net Income					
Net earnings (GAAP)	$ 1,967	$ 2,241	$ 1,752	$ 2,099	$ 2,262
Plus: Provision (credit) for loan losses	731	(371)	81	-	(185)
Plus: income taxes	566	727	429	664	717
PTPP(1) net earnings (non-GAAP)	$ 3,264	$ 2,597	$ 2,262	$ 2,763	$ 2,794
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,189,319	3,174,697	3,162,746	3,145,017	3,139,179
EPS, diluted (GAAP)	$ 0.62	$ 0.71	$ 0.55	$ 0.67	$ 0.72
PTPP(1) EPS, diluted (non-GAAP)	$ 1.02	$ 0.82	$ 0.72	$ 0.88	$ 0.89
Return on Average Assets (ROAA)					
Average assets	$ 869,613	$ 852,848	$ 826,027	$ 771,867	$ 731,681
ROAA (GAAP)	0.90%	1.05%	0.85%	1.09%	1.24%
PTPP(1) ROAA (non-GAAP)	1.50%	1.22%	1.10%	1.43%	1.53%
Return on Average Equity					
Average equity	$ 64,893	$ 70,584	$ 69,336	$ 64,636	$ 62,837
ROAE (GAAP)	12.13%	12.70%	10.11%	12.99%	14.40%
PTPP(1) ROAE (non-GAAP)	20.12%	14.72%	13.05%	17.10%	17.79%

(1) Pre-Tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'22	1Q'22	4Q'21	3Q'21	2Q'21
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 537,566	$ 479,526	$ 490,198	$ 476,513	$ 470,488
Less PPP loans	(1,023)	(4,937)	(15,172)	(27,554)	(54,563)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 536,543	$ 474,589	$ 475,026	$ 448,959	$ 415,925
Average loans, excluding loans held for sale	$ 514,166	$ 489,263	$ 477,175	$ 477,322	$ 483,587
Less average PPP loans	(2,876)	(9,652)	(18,684)	(43,033)	(69,318)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 511,290	$ 479,611	$ 458,491	$ 434,289	$ 414,269
Interest on loans, excluding loans held for sale	$ 5,912	$ 5,684	$ 5,686	$ 5,708	$ 5,505
Less interest income and earned fee income on PPP loans	(237)	(496)	(584)	(865)	(874)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 5,675	$ 5,188	$ 5,102	$ 4,843	$ 4,631
Growth rate over linked quarter	9.4%	1.7%	5.3%	4.6%	(0.7)%
Average loan yield, excluding loans held for sale (GAAP)	4.60%	4.65%	4.77%	4.78%	4.55%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.44%	4.33%	4.45%	4.46%	4.47%

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Net Income					
Net earnings (GAAP)	$ 8,347	$ 4,458	$ 3,542	$ 4,042	$ 2,817
Plus: Provision (credit) for loan losses	(104)	2,850	1,131	591	256
Plus: income taxes	2,517	1,295	1,092	1,220	1,735
PTPP (1) net earnings (non-GAAP)	$ 10,760	$ 8,603	$ 5,765	$ 5,853	$ 4,808
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,142,482	3,134,124	3,159,635	3,131,546	2,711,699
EPS, diluted (GAAP)	$ 2.66	$ 1.42	$ 1.12	$ 1.29	$ 1.04
PTPP (1) EPS, diluted (non-GAAP)	$ 3.42	$ 2.74	$ 1.82	$ 1.87	$ 1.77
Return on Average Assets (ROAA)					
Average assets	$ 751,576	$ 595,363	$ 456,797	$ 379,288	$ 331,682
ROAA (GAAP)	1.11%	0.75%	0.78%	1.07%	0.85%
PTPP (1) ROAA (non-GAAP)	1.43%	1.45%	1.26%	1.54%	1.45%
Return on Average Equity					
Average equity	$ 65,179	$ 57,386	$ 53,172	$ 47,932	$ 39,283
ROAE (GAAP)	12.81%	7.77%	6.66%	8.43%	7.17%
PTPP (1) ROAE (non-GAAP)	16.51%	14.99%	10.84%	12.21%	12.24%

(1) Pre-Tax, pre-provision

ROAA non-GAAP is calculated as PTPP / Average Assets then annualized, as appropriate. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized, as appropriate.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 490,198	$ 476,661	$ 337,710	$ 290,113	$ 250,259
Less PPP loans	(15,172)	(66,774)	-	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 475,026	$ 409,887	$ 337,710	$ 290,113	$ 250,259
Average loans, excluding loans held for sale	$ 480,606	$ 429,802	$ 309,350	$ 283,967	$ 240,875
Less average PPP loans	(50,315)	(55,529)	-	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 430,291	$ 374,273	$ 309,350	$ 283,967	$ 240,875
Interest on loans, excluding loans held for sale	$ 22,598	$ 19,553	$ 15,884	$ 14,215	$ 11,403
Less interest income and earned fee income on PPP loans	(3,358)	(1,725)	-	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 19,240	$ 17,828	$ 15,884	$ 14,215	$ 11,403
Average loan yield, excluding loans held for sale (GAAP)	4.70%	4.55%	5.13%	5.01%	4.73%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.47%	4.76%	5.13%	5.01%	4.73%

Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	2Q'22	1Q'22	4Q'21	3Q'21	2Q'21
Adjusted revenue per share					
Interest income	$ 7,097	$ 6,293	$ 6,162	$ 6,180	$ 5,959
Noninterest income	504	518	601	613	620
Total revenue	$ 7,601	$ 6,811	$ 6,763	$ 6,793	$ 6,579
Total revenue	$ 7,601	$ 6,811	$ 6,763	$ 6,793	$ 6,579
Less mortgage banking revenue	(139)	(165)	(216)	(325)	(332)
Total revenue excluding mortgage banking revenue	$ 7,462	$ 6,646	$ 6,547	$ 6,468	$ 6,247
Total revenue	$ 7,601	$ 6,811	$ 6,763	$ 6,793	$ 6,579
Less interest income and earned fee income on PPP loans	(237)	(496)	(584)	(865)	(874)
Total revenue excluding interest income and earned fee income on PPP loans	$ 7,364	$ 6,315	$ 6,179	$ 5,928	$ 5,705
Total revenue	$ 7,601	$ 6,811	$ 6,763	$ 6,793	$ 6,579
Less mortgage banking revenue	(139)	(165)	(216)	(325)	(332)
Less interest income and earned fee income on PPP loans	(237)	(496)	(584)	(865)	(874)
Total revenue excluding mortgage banking revenue and PPP income	$ 7,225	$ 6,150	$ 5,963	$ 5,603	$ 5,373
Common shares outstanding	$ 3,155,308	$ 3,150,261	$ 3,129,046	$ 3,127,730	$ 3,126,474
Revenue per share (unadjusted)	$ 2.41	$ 2.16	$ 2.16	$ 2.17	$ 2.10
Revenue per share excluding mortgage banking	2.36	2.11	2.09	2.07	2.00
Revenue per share exluding PPP	2.33	2.00	1.97	1.90	1.82
Revenue per share excluding mortgage banking and PPP	2.29	1.95	1.91	1.79	1.72

Reconciliation of Non-GAAP Disclosures

Non-GAAP Measures and Ratio Reconciliation (Unaudited)
(dollars in thousands except per share amounts)

	For the Six Months Ended	
	June 30, 2022	June 30, 2021
Net Income		
Net earnings (GAAP)	$ 4,208	$ 4,496
Plus: (credit) provision for loan losses	360	(185)
Plus: income taxes	1,293	1,424
PTPP(1) net earnings (non-GAAP)	$ 5,861	$ 5,735
Earnings per Share (EPS)		
Weighted average common shares, diluted	3,188,802	3,128,185
EPS, diluted (GAAP)	$ 1.32	$ 1.44
PTPP(1) EPS, diluted (non-GAAP)	$ 1.84	$ 1.83
Return on Average Assets (ROAA)		
Average assets	$ 861,277	$ 703,419
ROAA (GAAP)	0.98%	1.28%
PTPP(1) ROAA (non-GAAP)	1.36%	1.63%
Return on Average Equity (ROAE)		
Average equity (GAAP)	$ 65,868	$ 61,776
ROAE (GAAP)	12.78%	14.56%
PTPP(1) ROAE (non-GAAP)	17.80%	18.57%

(1) Pre-tax, pre-provision